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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 27, 2001, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of Advanced Aerodynamics & Structures, Inc. for the registration of 454,690,576 shares of its common stock.


                                                       /s/ Ernst & Young LLP
Long Beach, California
December 10, 2001